Exhibit 99.1

New York, NY February 2013

Disclaimer and Safe Harbor Statement The Howard Hughes Corporation (“HHC”) cautions that statements in this presentation that are forward-looking and provide other than historical information involve risks and uncertainties that may impact actual results and any future performance suggested by the forward-looking statements. The forward-looking statements in this presentation include statements relating to our anticipated financial and operating performance, our expectations regarding the real estate industry and the economy generally and our plans for development of our assets. These forward-looking statements are based on current management expectations and involve a number of risks and uncertainties, including, among other things, changes in the economic environment, particularly in the regions in which we operate, our ability to continue financing our investments in our properties, changes in our assumptions, including assumed rents, capitalization and development costs, and other changes in demand for our properties. If one or more of these or other risks materialize, actual results may vary materially from those expressed. For a more complete discussion of these and other risk factors, please see HHC’s filings with the Securities and Exchange Commission, including its annual report on Form 10-K and subsequent quarterly reports on Form 10-Q. HHC cautions not to place undue reliance on these forward-looking statements, which speak only as of the date hereof, and undertakes no obligation to update or revise any forward-looking statements, except to the extent required by applicable law. 2

The Howard Hughes Legacy 3

From Coast to Coast to Coast

The Howard Hughes Corporation's mission is to be the preeminent developer and operator of master planned communities and mixed-use properties. We create timeless places and memorable experiences that inspire people while driving sustainable, long-term growth and value for our shareholders.



Master Planned Communities:

- Bridgeland
- Maryland Communities
- Summerlin
- The Woodlands

Operating Assets - Retail:

- 20/25 Waterway Avenue Retail
- Cottonwood Square
- Landmark Mall
- Park West
- Rio West Mall
- Riverwalk Marketplace
- South Street Seaport
- Ward Centers
- Waterway Garage Retail

Operating Assets - Office/Other:

- 110 N. Wacker
- 4 Waterway Square Office
- 9303 New Trails Office
- 1400 Woodloch Forest
- Arizona 2 Lease
- The Club at Carlton Woods
- Columbia Office Properties
- Golf Courses at Summerlin and TPC Las Vegas (participation interest)
- 2201 Lake Woodlands Drive
- Millennium Waterway Apartments
- Stewart Title of Montgomery County, TX
- Summerlin Hospital Medical Center
- The Woodlands Parking Garages
- The Woodlands Resort and Conference Center
- Woodlands Sarofim #1
- Hexalon

Strategic Developments:

- 3 Waterway Square Office
- One Ala Moana
- Alameda Plaza
- Allentowne
- Bridges at Mint Hill
- Century Plaza Mall
- Circle T Ranch and Power Center
- Columbia Parcel D
- Cottonwood Mall
- Elk Grove Promenade
- 80% Interest in Fashion Show Air Rights
- Hughes Landing
- Kendall Town Center
- Lakemoor (Volo) Land
- Maui Ranch Land
- Millennium Woodlands Phase II, LLC
- Nouvelle at Natick Condominium
- Redlands Promenade
- The Shops at Summerlin Centre
- Village at Redlands
- West Windsor

Howard Hughes
THE HOWARD HUGHES CORPORATION
4

Why is HHC Compelling For Investors? Diverse Trophy World-class trophy assets with significant upside potential Irreplaceable mixed-use, office, resort and residential portfolio Assets Geographically diversified assets Low leverage - $265mm of net debt against $2.2bn book value(1) and $2.8bn market cap Structured for C-Corp. structure and $277mm of net tax assets enable HHC to retain capital for future Growth reinvestment, unlike REITs, which must distribute 90% of taxable income to maintain status World-Class Highly sophisticated and active Board of Directors, led by Bill Ackman Team Deep and seasoned management team with history of successfully developing and managing complicated real estate assets Skin in the Game CEO, CFO and President invested $19 million cash in HHC warrants Chairman of the Board is the largest HHC owner through Pershing Square Note (1) Segment Basis Net Debt and book value as of September 30, 2012. Please refer to 10-Q. 5

Operational Highlights

Acquisitions

- ✓ Acquired partner's interest in The Woodlands MPC for $117.5 million.
- ✓ Purchased 70 Columbia Corporate Center, a nine-story Class A office building in Columbia, MD.
- ✓ Acquired partner's interest in the 393-unit Millennium Waterway Apartments in The Woodlands, TX.

Development

- ✓ Achieved critical milestones to commence redevelopment of Pier 17 at South Street Seaport by June 30, 2013.
- ✓ Partnered to develop 206-unit luxury condominium tower at Ala Moana Center in Honolulu – sold out.
- ✓ Multi-family projects underway in Columbia, MD and The Woodlands, TX on ~700 Class A units.
- ✓ 3 Waterway, a $90+ million, 232,021 SF Class A office tower in The Woodlands – 90% pre-leased.
- ✓ Launched the development of Hughes Landing at Lake Woodlands, a 66-acre mixed use project.
- ✓ Developed & leased Ward Village Shops Phase I & commencing development of Ward Village Shops Phase II which is 100% leased.
- ✓ Macy's and Dillard's to anchor the Shops at Summerlin, a 1.7+ million SF project in Las Vegas.
- ✓ Announced the $70 million redevelopment of Riverwalk Marketplace in New Orleans into the first downtown outlet center.
- ✓ Redevelopment of original Rouse Headquarters into a mixed use project anchored by Whole Foods.

Howard Hughes
THE HOWARD HUGHES CORPORATION
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Operational Highlights Capital Markets Retired 6,083,333 Sponsor warrants which resulted in shareholders owning 10.1% more of the Company. $250 million loan to support the master plan for Victoria Ward’s $206 million of property-level financings at The Woodlands. $158 million non-recourse term and revolver financing for horizontal land development at Bridgeland MPC. $29 million financing at 110 N. Wacker. Team Assembled core management and development team comprised of industry leading executives from companies including Disney, Forest City, Northstar Realty Finance, Related, Taubman and Westfield. 7

Unlocking Value Three Strategic Initiatives Hawaii MPC Seaport 8

Victoria Ward – 60 Acres, ~$23mm NOI 9

Ward Village – Urban Master Planned Community 9+ MSF of vertical entitlements – over 4,000 condominium units A “village within a city” offering unique retail and exceptional residences www.avisionforWARD.com 10

Ward Village – Urban Master Planned Community Over 1M SF of retail, dining, and entertainment to be redeveloped www.avisionforWARD.com 11

Ward Village – Urban Master Planned Community On Ala Moana Boulevard facing the beach and Kewalo Basin www.avisionforWARD.com 12

Ward Village – Sales Center Repurposing iconic IBM Building into world class sales center www.avisionforWARD.com 13

Ward Village – Sales Center Redevelopment announced October 2012 www.avisionforWARD.com 14

Ward Village – Sales Center Presales begin in July 2013 www.avisionforWARD.com 15

ONE Ala Moana – 206 exclusive, luxury residences atop Ala Moana Center, one of the top shopping destinations in the country 16

ONE Ala Moana Partnership with strong local developers Sold out in 29 hours 17

ONE Ala Moana – Private Entrance First class resort style amenities Hawaii residential market challenged by supply, price increases of up to 40% expected in the coming years 18

HHC has the Preeminent MPC Portfolio in the Country Community Remaining 2012 Ranking by Community Location Gross Acres Population Saleable Acres Sales The Woodlands Houston, TX 28,400 105,283 1,962 3rd Summerlin Las Vegas, NV 22,500 100,000 6,694 12th Bridgeland Houston, TX 11,400 6,250 4,959 15th Howard/Prince Maryland 16,450 105,600 182 - George’s County, MD Total 78,750 317,133 13,796 Note 19 (1) As of September 30, 2012. Please refer to 10-Q. 19

The Woodlands – World Class Master Planning 6 MSF of additional office, 2,000 residential units, 3 hotels and 2 condo towers 20

3 Waterway – 232,021 SF, 90% Preleased Average $27/SF net rent on signed leases, implied $6.3M stabilized NOI $50M construction cost, implied $40M of value creation at a 7.0% cap rate Note 21 (1) Picture as of December 2012. 21

The Woodlands – Millennium Phase I 393 Class A units completed in 2010, 94.5% occupancy, $4.9M NOI Phase II: 314 Class A units; contributed land to JV at $75/SF ($15.5M) 22

The Woodlands – Hughes Landing at Lake Woodlands 66-acre mixed-use development will include office, retail, multifamily, boutique hotel and a high-end specialty grocer 23

The Woodlands Resort & Conference Center - Today 24

The Woodlands Resort & Conference Center - Redeveloped $70M redevelopment to solidify position as premier resort in Texas 25

The Woodlands Resort & Conference Center - Redeveloped Phased development while sustaining NOI and driving average daily rates 26

Bridgeland – $325+ million invested by our predecessors 15th best selling MPC in the U.S. in 2012 27

Summerlin – Home to 100,000+ Residents after 20 Years 5,804 residential and 890 commercial acres remain1 Strengthening market - Las Vegas home prices increased by 24% in 2012 Note (1) As of September 30, 2012. Please refer to10-Q. 28

The Shops at Summerlin - Launching Downtown 1.7 MSF of retail and office gross leasable area 29

The Shops at Summerlin Announced commitments from Macy’s and Dillard’s 30

The Shops at Summerlin Development anticipated to add $100M of value to the land surrounding the shops per study by Robert Charles Lesser & Co.

The Shops at Summerlin

The Shops at Summerlin 33

South Street Seaport 34

South Street Seaport Rooftop venue ideal for concerts, films and special events 35

South Street Seaport Additional multi-purpose venue ideal for… Concerts 36

South Street Seaport Additional multi-purpose venue ideal for… Product Launches 37

South Street Seaport Additional multi-purpose venue ideal for… Fashion Shows 38

South Street Seaport Additional multi-purpose venue ideal for… Banquets of 500+ people 39

South Street Seaport 40

SHoP Architects 41

SHoP Architects 42

SHoP Architects 43

SHoP Architects 44

SHoP Architects 45

SHoP Architects 46

SHoP Architects 47

SHoP Architects 48

South Street Seaport 49

South Street Seaport 50

South Street Seaport 51

South Street Seaport 52

South Street Seaport 53

South Street Seaport 54

South Street Seaport 55

South Street Seaport Unparalleled experience for New Yorkers and tourists 56

A Few Concluding Thoughts HHC has world-class assets built on a solid platform with leading management Management interests are fully aligned with shareholders demonstrated by personal financial commitment HHC is transitioning from an asset-based to a cash flow-based company Market undervalues the magnitude of our potential future cash flow 57

New York, NY February 2013